Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

Exhibit 99.1

News Release

New Energy Releases Power Production Estimates & Commercial Targets for its Novel Technologies

Columbia, MD - April 21, 2011 - New Energy Technologies, Inc. (OTCQB: NENE) today provided important product performance and target market goals, key to the ongoing commercialization efforts of its SolarWindow™ and MotionPower™ technologies.  The Company’s technologies are the subject of 24 patent filings.  SolarWindow™ and MotionPower™ are under development as distributed second generation systems for the generation of sustainable clean energy at or near customers' point of electricity consumption. Calculated energy production and electricity output estimates, and specific commercial target markets and product goals for both technologies were made available today in an updated Company Overview (see attached).

SolarWindow™ is capable of generating electricity on see-thru glass, and is currently under development for commercial, structural, architectural, and residential glass products.  New Energy's MotionPower™ systems capture  available kinetic energy from vehicles at points where these vehicles are required to slow down or come to a stop and creatively converts this kinetic energy into electricity, thus ensuring that moving vehicles are not ‘robbed’ of energy and fuel otherwise required for acceleration.

John A. Conklin, the Company’s President and Chief Executive Officer, noted that, “We are pleased to provide our stockholders and the investing public with this important Company Overview, which contains product goals and information that elaborates on our commitment to achieving important and strategic initiatives towards corporate and product development.”

[net_logo.jpg]

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

1

•
[mp_logo.jpg] MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of nine patent applications in the United States and two international patent filings. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
[sw_logo.jpg] SolarWindow™ technologies which enable see-thru windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other startup expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NEW ENERGY TECHNOLOGIES, INC.

OTCQB: NENE

April, 2011

## Recent Financial Data
**(share price as of 4/15/11)**

| | | |
|---|---|---|
| **Share Price** | $ | 2.25 |
| **Shares Out** | | 20,638,360 |
| **Warrants Out** | | 0 |
| **Options Out*** | | 1,333,337 |
| **Shares Out (FD)** | | 20,638,360 |
| **Market Cap** | $ | 46,436,310 |
| **Enterprise Value** | $ | 42,787,445 |
| **Cash on Hand** | $ | 3,648,865 |
| **Debt** | $ | - |
| **A/R** | $ | - |
| **A/P** | $ | 73,772 |
| **Current Assets** | $ | 3,811,231 |
| **Current Liabilities** | $ | 237,180 |

*** Average exercise price: $3.63**

Information regarding the Company's capitalization is current as of the quarter ending February 28, 2011. Additional information regarding the Company's financial conditions may be obtained in its Form 10-Q filed with the Securities and Exchange Commission on April 14, 2011

### Next Generation Distributed Power

**MotionPower™** and **SolarWindow™** technologies are being developed to address the markets for distributed second generation technologies for sustainable clean energy generation and small-scale production of electricity at or near customers' point of electricity consumption, which may reduce the user's cost of electrical energy, lower emissions of air pollutants, and maintain a reliable source of electricity.

MotionPOWER

SolarWindow

## Company Overview

New Energy Technologies, Inc. ("NENE" or the "Company") is an emerging developer of distributed power generation technologies. We are a development stage renewable and alternative energy company, actively developing two novel technologies for generating sustainable electricity, one of which harvests solar energy and artificial light, and the other harvests the available kinetic energy present in moving vehicles. Our proprietary, patent-pending technologies and products, which are the subjects of 24 patent filings, have been invented, designed, engineered, and prototyped in preparation for advanced field testing, product development, and commercial deployment.

Technologies in development include:

- **MotionPower™** which entails three different products, all of which capture the excess kinetic energy of moving vehicles to generate sustainable electricity. **MotionPower™** *seeks to harvest the kinetic energy generated by the estimated 250 million registered vehicles which drive more than 6 billion miles per day in the United States.*
- The first-of-its-kind **SolarWindow™** technology, capable of generating electricity on see-thru glass when glass surfaces are sprayed with electricity-generating coating creating see-thru solar cells. **SolarWindow™** *is under development for potential application on more than 85 million commercial and residential buildings in the United States.*

## Key Highlights

- March 2011 - New Energy enters into Cooperative Research & Development Agreement with U.S. Department of Energy's National Renewable Energy Laboratory to advance development of SolarWindow™
- March 2011 - New Energy achieves three-fold increase in 'Active Area' of SolarWindow™, critical to maximizing power output
- February 2011 - New Energy announces appointment of award-winning physicist and SolarWindow™ lead researcher, Dr. Z. Valy Vardeny
- February 2011 - New Energy debuts largest SolarWindow™ of-its-kind capable of generating electricity
- December 2010 - New Energy advances commercial-use power production model of SolarWindow™ following validation by independent expert, Dr. Steven S. Hegedus
- December 2010 - New Energy bolsters patent portfolio & expands exclusive worldwide licensing agreement for its SolarWindow™ technology
- September 2010 - New Energy unveils SolarWindow™, able to generate electricity on see-thru glass while outperforming rooftop solar by 300 percent
- May 2010 - New Energy announces tests of MotionPower™-Heavy following earlier field testing of MotionPower™-Express system at Burger King®, Four Seasons Hotel, and Holiday Inn Express®

Page 2

# New Energy Technologies, Inc.

## MotionPOWER™ Kinetic Energy Capture & Conversion Principles

With 18 patent applications pending, our MotionPower™ products are designed to generate electricity from the capture and conversion of available kinetic energy into electricity, which is present in vehicles which are slowing down before stopping. MotionPower™ is being developed as an alternative to existing power generation technologies.

### MotionPower™ - Express

Designed for installation at sites where all cars, light-duty trucks (i.e., sport utility vehicles), vehicles are traveling faster than 15mph and are slowing down before stopping. For example, the potential electrical energy production is:

**Goal: Parity/Outperform 4000 W Solar-PV System**

- 300 cars per installation
- Generate 0.26kWh of electricity

**Goal: Installed cost of $16K to $20K**

**1800 kg Car**

A car travelling at 7 m/s (15.7 mph), must dissipate approximately 44,000 Joules[1] to slow to a stop.
Assuming 6 second to stop[2]
Approximately 7300 Watts of power (from operating to a complete stop)

POTENTIAL: ~300 automobiles traveling a approx 15 MPH comes to a stop, enough kinetic energy is dissipated to generate electricity to light up 0.12 homes[3].
A 4kW Solar PV system lights approx. 0.13 homes.

### MotionPower™ - Heavy

Designed for <u>big rigs (i.e. tractor trailers), buses, and large commercial vehicles</u>, A '<u>fluid-driven</u>' system with limited moving mechanical components. For installation at sites where these commercial vehicles are traveling at below 15mph and are slowing down before coming to a stop. For example, the potential electrical energy production is:

**Loaded Class 8 Truck[4]**

Undergoing the same slowing conditions (referenced above) to a stop, dissipates approximately 889,000 J[1].
Assuming 10 seconds[2]
Approximately 88,900 Watts of power (from operating to a complete stop)

POTENTIAL: ~300 Class 8 Trucks traveling a approx 15 MPH comes to a stop, enough kinetic energy is dissipated to generate electricity to light up 2.4 homes[3].

## Market Opportunity

- The United States has the world's largest transportation system.
- In 2006, Americans traveled 5.2 trillion person-miles in vehicles and moved 4.6 trillion ton-miles of freight. This travel consumed 28.6 quads of energy, all but about 4% in the form of petroleum products—more energy than used in that year by the entire economies of all but two nations, China (73.8 quads) and Russia (30.6 quads).
- Globally, the world auto fleet has increased from about 50 million vehicles to 580 million vehicles between 1950 and 1997, growing five times faster than the growth in population (Barker, et al., 2007).
- Increasing Need for Distributed Power - The global electric power industry is evolving from a financial and engineering model that relies on large centralized power plants owned by the utilities to one that is more diverse – both in sources of generation and ownership of the generation assets.

| Opportunities – Key Verticals (United States) | |
|---|---|
| | Sites |
| Educational Facilities | 282,766 |
| Sports Venues* | 2,533 |
| Shopping/Retail | 202,797 |
| Limited Service Dining (drive- | 229,048 |
| Grocery | 36,877 |
| Airports | 2,810 |
| Hospitals | 6,069 |
| Warehouses | 8,123 |
| Border Crossings | 75 |
| Rest Stops | 1,546 |
| (*) 5,000 seating capacity or greater | |

**Reference Notes: (1)** Brian Hendrickson, Glenn Bergevin, Veryst Engineering, LLC.; "Design and Analysis of a Vehicle Energy Harvester with an Historical Perspective (DRAFT), Proceedings of the ASME 2010 International Mechanical Engineering Congress & Exposition IMECE2010"; November 12-18, 2010, Vancouver, British Columbia, Canada; Draft Publication: June 2010. **(2)** Vehicle Stopping Distance And Time, Computer Support Group and Our Online Division, CSGNETWORK.COM., http://www.csgnetwork.com/stopdistinfo.html (July 15, 2010). **(3)** Average household lighting consumes 940kWh per year divided by 365 = 2.57kWh/day , http://www.eia.doe.gov/emeu/recs/recs2001/enduse2001/enduse2001.html **(4)** Class 8 truck gross vehicle weight rating (GVWR) is any vehicle above 33000 pounds.

*Page 3*

# New Energy Technologies, Inc.

## Evolution of the World's First See-thru SolarWindow™

Our SolarWindow™ products are designed to generate electricity on glass while remaining see-thru. Under an exclusive world-wide licensing agreement with the University of South Florida, covering six (6) patent pending applications, together with a Cooperative Research and Development Agreement with the U.S. Department of Energy—National Renewable Energy Laboratory, we currently have six product development goals for our SolarWindow™ technology:

- **SolarWindow™- Commercial** - A flat glass product for installation in new commercial towers under construction and replacement windows;
- **SolarWindow™-Structural Glass** - Structural glass walls and curtains for tall structures;
- **SolarWindow™-Architectural Glass** - Textured and decorative interior glass walls, room dividers, etc.
- **SolarWindow™-Residential** - A window glass for installation in new residential homes under construction and replacement windows;
- **SolarWindow™-Flex** - Flexible films which may be applied directly on to glass, similar to aftermarket window tint films, for retrofit to existing commercial towers, buildings, and residential homes; and
- **SolarWindow™-BIPV** - Building product components associated with building-integrated-photovoltaic ("BIPV") applications in homes, buildings, and office towers.

## Market Drivers

- Maintain Global Consensus on Climate Change
- Diversify Energy Resources
- Reduce Dependency on Foreign Oil
- Focus on Renewable and Alternative Energy Targets
- Growth Forecast: Building-integrated and building-applied PV are set to achieve a compound annual growth rate of at least 41% through 2016. *Source: Pike Research.*
- **Driving Green Building Market:** Rising energy costs, increasing electricity consumption; Unprecedented level of government initiatives; Heightened awareness and demand for green construction for sustainability and energy efficiency ; and Improvements in sustainable materials.

### SolarWindow™ Electricity Value Estimates*

| Technology | Annual Value of Electricity Produced [($/kWh)/yr] |
|---|---|
| Copper Indium Gallium DiSelenide (CIGS) Solar Thin Film | $ 19,260.10 |
| Cadmium Telluride Solar Cell Thin Film | $ 16,897.36 |
| Triple Junction Amorphous Silicon Thin Film | $ 11,334.44 |
| SolarWindow™ (Basis: R&D Measured 08/06/10) | $ 29,354.26 |
| SolarWindow™ (Basis: Advancement of Lab Prototype) | $ 48,923.84 |
| SolarWindow™ (Increased Power, Improved Cell Configuration) | $ 81,539.74 |
| SolarWindow™ (Basis: Max. High-Power Theoretical) | $ 153,729.59 |

*Modeled power production and economic estimates are calculated using the Company's proprietary model which has been verified by independent consultants and agencies. Calculated projections, estimates or actual results may vary significantly from modeled power and economic estimates if any modeling parameter changes.

## Key Management

- **John Conklin, CEO.** John brings New Energy Technologies, Inc. 26 years of industrial, commercial, and renewable and alternative energy experience, providing technical and business consulting services to more than 50 technology, manufacturing, and industrial process companies.
- **Andrew Farago, COO.** Andrew has over 16 years of experience as a practicing attorney, hedge fund and investment professional, and equity trader. A former Partner of Gemini Strategies, LLC, an investment management firm, responsible for due diligence and certain aspects of portfolio management of solar energy and environmental investments. Mr. Farago is a licensed attorney admitted to practice law in the State of New York. He holds a B.A. in psychology from Syracuse University and a JD from Touro College Jacob D. Fuchsberg Law Center.
- **Elliot M. Maza, CFO.** Elliot has more than 25 years of corporate finance, regulatory compliance, accounting, and legal expertise. Notably, Mr. Maza served as Partner, Transaction Advisory Services at Ernst & Young LLP, New York, NY, and previously as Vice President, Structured Finance at the New York, NY offices of both Goldman Sachs & Co and JP Morgan Securities, Inc.

The foregoing compilation relates to New Energy Technologies, Inc. ("New Energy") and contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this document, the words "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to New Energy or its management, are intended to identify such forward-looking statements. New Energy's actual results, performance or achievements could differ materially from the results expressed in, or implied by these forward-looking statements. For more detailed information the reader is referred to New Energy's Forms 10-K, 10-Q, 8-K and other related documents filed with the Securities and Exchange Commission. This does not constitute an offer to buy or sell securities by the Company and is meant purely for informational purposes. New Energy does not assume or undertake any obligation to update the information contained herein, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise. You should independently investigate and fully understand all risks before investing.